UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2022 (August 15, 2022)

Bright Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39846	85-3038614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12100 Wilshire Blvd, Suite 1150

Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 421-1472

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLTSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BLTS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BLTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on November 22, 2021, Bright Lights Acquisition Corp. (“BLTS”), a Delaware corporation, entered into a Business Combination Agreement (as amended, the “BCA”), with Bright Lights Parent Corp. (“ParentCo”), a Delaware corporation and a direct wholly owned subsidiary of BLTS, Mower Intermediate Holdings, Inc. (“Intermediate Holdco”), a Delaware corporation and a direct wholly owned subsidiary of BLTS, Mower Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of BLTS, Mower Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Intermediate Holdco, and Manscaped Holdings, LLC (“Manscaped”), a Delaware limited liability company, relating to the contemplated business combination among the parties thereto (the “Contemplated Business Combination”).

Termination of BCA

On August 15, 2022, BLTS received a letter from Manscaped purporting to terminate the BCA. On August 18, 2022, the parties to the BCA entered into a Mutual Termination and Release Agreement (the “Termination Agreement”), pursuant to which, among other things, the parties agreed to mutually terminate the BCA, effective immediately.

Pursuant to the Termination Agreement, subject to certain exceptions, BLTS and Manscaped have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Contemplated Business Combination. Manscaped has also agreed to pay BLTS the sum of $1.0 million, with $350,000 due on the date of the Termination Agreement (“Termination Date”), $216,666.66 due on each of the first and second anniversaries of the Termination Date, and $216,666.68 due on the third anniversary of the Termination Date.

Termination of Related Agreements

As a result of the termination of the BCA, the BCA will be of no further force and effect, and each of the transaction agreements entered into in connection with the BCA, including, but not limited to, (i) the Sponsor Support Agreement (as amended, the “SSA”), dated as of November 22, 2021, by and among BLTS, Bright Lights Sponsor LLC, a Delaware limited liability company, each of the parties set forth on Schedule I thereto and Manscaped, (ii) the Equityholder Support Agreement (the “ESA”), dated as of November 22, 2021, by and among BLTS, the parties set forth on Schedule I thereto and Manscaped, and (iii) the Assignment, Assumption and Amendment Agreement (the “AAA”), dated as of November 22, 2021, by and among BLTS, ParentCo and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent, will either automatically be terminated in accordance with their terms or be of no further force and effect.

The foregoing descriptions of the Termination Agreement, the BCA, the SSA, the ESA and the AAA do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, the full text of the BCA, which was previously filed as Exhibits 2.1 and 2.2 to BLTS’ and ParentCo’s Registration Statement on Form S-4 (the “Business Combination S-4”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2022, the full text of the SSA, which was previously filed as Exhibits 10.1 and 10.2 to the Business Combination S-4, the full text of the ESA, which was previously filed as Exhibit 10.3 to BLTS’ Current Report on Form 8-K (the “Signing 8-K”) filed with the SEC on November 23, 2021, and the full text of the AAA, which was previously filed as Exhibit 10.5 to the Signing 8-K, each of which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information disclosed under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01 to the extent required.

On August 18, 2022, BLTS and Manscaped issued a joint press release announcing the termination of the BCA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As a result of the termination of the BCA, the special meeting of the stockholders of BLTS, which was to be held for the purpose of voting on the BCA and proposed transactions related thereto, will not take place, and BLTS and ParentCo intend to withdraw the Registration Statement on Form S-4 originally filed with the SEC on January 10, 2022, as amended from time to time.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of BLTS under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to a future potential business combination and any other statements relating to future results, strategy and plans of BLTS (including certain statements which may be identified by the use of the words “plans”, “expects”, “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “does not anticipate”, or “believes”, or variations of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will”, “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of BLTS, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and BLTS’ performance to differ materially is included in BLTS’ periodic reports filed with the SEC, including, but not limited to, BLTS’ Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q. Copies of BLTS’ filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting BLTS. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and BLTS undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination and Release Agreement, dated as of August 18, 2022, by and among Bright Lights Acquisition Corp., Bright Lights Parent Corp., Mower Intermediate Holdings, Inc., Mower Merger Sub Corp., Mower Merger Sub 2, LLC, and Manscaped Holdings, LLC
99.1	Press Release, dated August 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Lights Acquisition Corp.

	By:	/s/ Hahn Lee
Date: August 18, 2022		Name:	Hahn Lee
		Title:	Chief Financial Officer

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